UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 4, 2011

PHH Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-07797	52-0551284
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3000 Leadenhall Road, Mount Laurel, New Jersey		08054
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	856-917-1744

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On April 4, 2011, the Board of Directors (the "Board") of PHH Corporation ("PHH" or the "Company") reduced the size of the Board to seven directors in accordance with Section 2.02 of the Company's By-Laws. The reduction in the size of the Board eliminated the director vacancy existing in Class III of the Board. As a result, no vacancies currently exist on the Board and the Board comprises seven directors with three directors serving as Class I directors, two directors serving as Class II directors and two directors serving as Class III directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH Corporation

April 6, 2011	By:	William F. Brown

Name: William F. Brown
Title: Senior Vice President, General Counsel & Secretary